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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870), Form S-8 (No. 333-05645), Form S-8 (No.
333-52955), Form S-8 (No. 333-62426) and on Form S-3/A (No. 333-60490) of
PetroCorp Incorporated of our report dated March 15, 2002, relating to the audited financial statements, which appears in this Annual Report of PetroCorp Incorporated on Form 10-K for the year ended December 31, 2001.


PricewaterhouseCoopers LLP

Tulsa, Oklahoma
March 26, 2002